Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cabot Microelectronics Corporation (the "Company") on Form 10-K for the fiscal year ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2013                                                                                                /s/ WILLIAM P. NOGLOWS
William P. Noglows
Chief Executive Officer

Date: November 20, 2013                                                                                                /s/ WILLIAM S. JOHNSON
William S. Johnson
Chief Financial Officer